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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 3, 2003


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
              DATED AS OF MARCH 1, 2003, PROVIDING FOR THE ISSUANCE
                OF SALOMON MORTGAGE LOAN TRUST, SERIES 2003-NBC1,
                       MORTGAGE PASS-THROUGH CERTIFICATES)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)





          Delaware                    333-83816                 13-3439681
          --------                    ---------                 ----------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation               File Number)         Identification Number)

390 Greenwich Street, 4th Floor
New York, New York                                                10013
------------------                                                -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (212) 783-5635
                                                     --------------

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

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On March 25, 2003, a single series of certificates, entitled Salomon Mortgage Loan Trust, Series 2003-NBC1, Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), National Bank of Commerce as master servicer ("NBC") and Wells Fargo Bank Minnesota, National Association as trustee. The Certificates consist of twenty classes of certificates (collectively, the "Certificates"), designated as the "Class AV-1 Certificates," the "Class AV-2 Certificates," the "Class AV-3 Certificates,"the "Class AV-4 Certificates," the "Class AF Certificates," the "Class BV-1 Certificates," the "Class BV-2 Certificates," the "Class BV-3 Certificates," the "Class BV-4 Certificates," the "Class BV-5 Certificates," the "Class BV-6 Certificates,"the "Class BF-1 Certificates," the "Class BF-2 Certificates," the "Class BF-3 Certificates," the "Class BF-4 Certificates," the "Class BF-5 Certificates," the "Class BF-6 Certificates," the "Class IO Certificates," the "Class PO Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed-rate mortgage loans secured by first liens on residential real properties having original terms to maturity not greater than 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $646,410,083 as of March 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 21, 2003, between NBC and the Depositor. The Class AV-4 Certificates"(the "Underwritten Certificates") were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), an affiliate of the Depositor, pursuant to an Underwriting Agreement, dated March 21, 2003, between the Depositor and the Underwriter.

                  The Underwritten Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated March 21, 2003, and the Prospectus, dated March 21, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The "Class AV-1 Certificates," the "Class AV-2 Certificates," the "Class AV-3 Certificates,"the "Class AF Certificates," the "Class BV-1 Certificates," the "Class BV-2 Certificates," the "Class BV-3 Certificates," the "Class BV-4 Certificates," the "Class BV-5 Certificates," the "Class BV-6 Certificates,"the "Class BF-1 Certificates," the "Class BF-2 Certificates," the "Class BF-3 Certificates," the "Class BF-4 Certificates," the "Class BF-5 Certificates," the "Class BF-6 Certificates," the "Class IO Certificates," the "Class PO Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates" have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

                                                        Initial Aggregate Certificate
     Designation             Pass-Through Rate                Principal Balance
     -----------             -----------------                -----------------
     Class AV-1                  Variable                      $ 145,500,000.00
     Class AV-2                  Variable                      $  55,149,000.00
     Class AV-3                  Variable                      $  73,406,000.00
     Class AV-4                  Variable                      $ 105,016,000.00
      Class A-F               6.25% per annum                  $ 197,025,121.00
      Class PO                    0.000%                       $   7,970,879.00
      Class IO                   Variable                         Notional
     Class BV-1                  Variable                      $  18,204,000.00
     Class BV-2                  Variable                      $   9,637,000.00
     Class BV-3                  Variable                      $   7,282,000.00
     Class BV-4                  Variable                      $   5,139,000.00
     Class BV-5                  Variable                      $   4,070,000.00
     Class BV-6                  Variable                      $   4,925,879.00
     Class BF-1               6.25% per annum                  $   4,361,000.00
     Class BF-2               6.25% per annum                  $   3,053,000.00
     Class BF-3               6.25% per annum                  $   1,854,000.00
     Class BF-4               6.25% per annum                  $   1,309,000.00
     Class BF-5               6.25% per annum                  $     872,000.00
     Class BF-6               6.25% per annum                  $   1,636,005.00
      Class R-I                     N/A                        $         100.00
     Class R-II                     N/A                        $         100.00

Item 7.                    Financial Statements and Exhibits
                           ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


         Exhibit No.                                  Description
         -----------                                  -----------

         4.1 Pooling and Servicing Agreement, dated as of March 1, 2003, among Salomon Brothers Mortgage Securities VII, Inc. as depositor, National Bank of Commerce as master servicer and Wells Fargo Bank Minnesota, National Association as trustee relating to the Series 2003-NBC1 Certificates.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 3, 2003

                                               SALOMON BROTHERS MORTGAGE
                                               SECURITIES VII, INC.


                                               By:  /s/ Matthew Bollo
                                                    ----------------------------
                                               Name:    Matthew Bollo
                                               Title:   Assistant Vice President

                                Index to Exhibits
                                -----------------




    Exhibit No.                              Description
    -----------                              -----------
        4.1 Pooling and Servicing Agreement,, dated as of March 1, 2003, among Salomon Brothers Mortgage Securities VII, Inc. as depositor, National Bank of Commerce as master servicer and Wells Fargo Bank Minnesota, National Association relating to the Series 2003-NBC1 Certificates.

                                   Exhibit 4.1